BRANDYWINE BLUE FUND, INC.
 MANAGED BY FRIESS ASSOCIATES, INC.     SEMI-ANNUAL REPORT  MARCH 31, 1998

 DEAR FELLOW SHAREHOLDERS:

 Your Fund returned 3.5 percent this quarter held back by high cash levels which dropped from a high of 79 percent to its current 40 percent. You backtracked 8.7 percent the first half of fiscal '98.

 Aided by the pleasant 20 percent September quarter increase, your trailing twelve months performance of 25.2 percent normally would be embraced as a good return. But because the market generally has been so strong, these results are terrible.

 We have not served you well this quarter and we want you to know we are very upset about that fact. We are blessed with the best clients and shareholders in the world and you deserve better.

 With daily confirmation and validations of your research team's assessment that there would be disappointing earnings, particularly in the technology sector, why do so many stocks continue to go up? How could we be so right, and yet so wrong, all at the same time?

 It's because the market is being driven more by liquidity than by
                                                ----------
fundamentals. We were dead wrong in not correctly assessing the incredible
------------
amounts of money that would be awash in the system that had to find a home some place. The U.S. suddenly looked like one of the best games in town. The money supply grew an alarming 9 percent from Q4 '97 to Q1 '98. Money deposited into equity mutual fund coffers exploded almost 50 percent higher in the early weeks of 1998 compared to 1997.

 Despite the growing signs of excessive speculation, the incredibly high PE ratios of many stocks, and the deterioration of earnings growth in many technology companies, the market has moved ahead. Meanwhile, the Japanese economy, the world's second largest market, continues to deteriorate. Even Sony Corporation chairman's shocking declaration Thursday: "We are going to have a very, very severe 1998. Japan's economy is on the verge of collapse," seems to have had no effect on our market.

 As analysts further lowered forecasts for earnings growth to reduced levels not seen in 8 years, stocks have continued to climb. First Call's latest S&P 500 first-quarter forecast is 0.5 percent earnings growth over last year --
                             ----
down from 10.4 percent on January 2! Yet the S&P 500 was up 13.5 percent on this disappointing earnings outlook.

 The prospect of earnings for the year are an anemic 9.7 percent growth, down significantly from much higher expectation levels just a month ago. In the Friess Associates investment approach lower earnings drop stocks, growing earnings make them go up.

 Let me clearly articulate our investment strategy and what it is we do for you and what it is we don't do, so we are all on the same page, in terms of understanding how that affects the levels of cash.

 Our first criterion is to isolate very rapidly growing companies. If you look
                                   -------------------------------
at our portfolio at any given time, you'll find 90 percent of the companies growing over 15-20 percent and our average growth rate often surpassing 50 percent.

 Second, we buy lower PE ratio stocks. We do not own the Home Depots, the Coca-
                --------------
Colas, Gillettes and the AOLs -- the companies selling at 35, 40, 60 times earnings, even though they are leading companies. Again, 90 percent of your companies would be under 25 times.

 The third criterion looks for companies doing better than people expect. When
                                               -------------------------
even a company leader reports a 35 percent earnings increase, the stock can go down because analysts were predicting 45 percent. CompUSA's 5 point drop Tuesday to $20, down from a recent high of $35, is but one example of this phenomenon of a high quality company being punished for slowing earnings growth. You sold the stock months ago.

 Everyday, every one of our researchers scrutinizes each investment for which he or she is responsible. If we believe it is going down, it is sold. If we believe it is going up, it is held. If our sales at any given time exceed purchases of those we are excited about, the cash in the Fund builds.

 Some other times when this has happened were during the fall of the Shah in Iran and during the Arab oil embargo in late 1973. Money was made in 1974 because of this excess cash even though the S&P 500 declined 26.5 percent.
                                                    --------
After our 1990 Kuwait-invasion inspired sales, the Dow Jones dropped over 400 points.

 We have stuck to our discipline. We did not go out and buy Yahoo! at a PE
 -------------------------------
measured in the hundreds or drug stocks with PE ratios of 40 and above. This focused approach has been out of step before.

 Many sophisticated investors believe that you should never sell, pointing to
                                                      -----
successes like Coca-Cola or Microsoft. Friess Associates does not look at the investment world from this perspective. For every Coke, we can point to New York Central and Pennsylvania Railroad, two companies for which the same arguments were made. These were "high quality" companies. Neither exists today.

 Had you bought Avon Products in 1973 at its high of $70, you would have watched it sag to under $9 in the next eleven years, and waited 24 years before it returned to $70. Seventeen of the 30 Dow Jones stocks of 25 years ago have been replaced because of deteriorating fundamentals.

 Had we subscribed to this buy and hold theory, we probably would not have sold your Nike at $66 which now sells in the low $40s, or your Compaq at $31 after a 50 percent gain because both are classic, powerful companies. Compaq now trades in the mid $20s. David Harrington was shrewd to perceive from talks with many of its customers that an inventory glut was developing in the reseller channel. Orders were also impacted because of a shift towards the new $1,000 and under computers.

 Bottom line, we want you to know that while some have construed our heavy cash position as being "bearish" on the market or a "market call," it evolved from the same investment disciplines we have been implementing for 30 years.

 This time-tested strategy has earned recognition from financial publications, investment gurus, and financial advisors throughout the country. Sticking with this proven investment discipline is how you are currently enjoying smart gains in your recent stock selections.

 A.J. Berk's Citrix Systems pick rose 38 percent. Royal Caribbean Cruises, chosen by David Harrington, jumped 32 percent. Fiserv, Inc. which Andy Graves selected, was up 29 percent. Furniture Brands, Tripp Rudisill's pick, was up 28 percent, while Bill Dugdale saw his General Cable gain 25 percent.

 If you'd invested five years ago, you'd enjoy a 157 percent cumulative return,
20.7 percent average annualized. And, since inception that figure is 315 percent, or 21.8 percent on average each year, essentially equal to the S&P 500's 22.1 average annualized return.

 SINCE INCEPTION
 JANUARY 10, 1991
 (Average Annualized Returns)
 IBD*<F1>           15.6%
 NASDAQ IND.        18.7%
 RUSSELL 2000       20.2%
 YOUR FUND*<F1>     21.8%
 S&P 500*<F1>       22.1%

 *<F1>TOTAL RETURN
 IBD = INVESTOR'S BUSINESS DAILY MUTUAL FUND INDEX

 We are grateful for Kiplinger's Mutual Funds '98 showing that your sister fund Brandywine's performance, with a 20.3 percent average annualized return, ranks us as one of the top three no-load mutual funds in the U.S. for the ten years
                 ---------
ended December 31, 1997 in the Long-Term Growth category!

 Jack Fraser deserves kudos for the significant new research hires and also for enhancing our external research resources. Clarke Adams, Diane Hakala, and Mark Lapolla are fullfilling an entrepreneurial dream launching a hedge fund which permits short sales, options, and leverage which the Friess Associates strategy does not utilitze. We wish them well.

 Our 39-person research team is now in place to accommodate growth to 50 percent before we'll need to add new people.

 My 34 years of investment experience tends to side with a comment in this week's The Economist:

"To ignore earnings and buy shares on the basis that lots of other people are going to is another version of the greater fool theory that underpins market bubbles."

 At the end of the day, a stock is worth no more than the earnings attached to it. Our goal over the next couple of quarters is to buy stocks that will outperform the relevant indices AND meet our stringent earnings criteria, such as General Cable, Maytag, Fred Meyer, and Pier 1 Imports, rising 46, 50, 107, and 39 percent since purchase.

 With earnings estimates coming down, we are seeing more opportunities to put your money to work now that people are altering their expectations to what your research team predicted months ago.

 For those of you who have "hung tough" and contributed nearly $83 million in new dollars, over the quarter, we thank you for your loyalty and confidence, and you can bet we will work as hard as ever to retain your trust.

 Our morale is sustained by encouraging emails and letters like one from a shareholder in your sister fund who works at Lucent Technologies. She wrote, "Brandywine is a growth fund and most of us should look to long term. Sometimes long term cannot be reached without short term losses. The market is not a sure thing, and I personally don't look for all milestones to be successful. Keep up the good work and your spirits!" It's supportive comments like this that get us to the office early!

 Our most important priority is helping you achieve your financial goals -- from our longest-term shareholders, to those of you who are newest on the block.

 Our own pension funds, much of the investments of our close friends and families, and all of my personal stock market investments are in Brandywine and Brandywine Blue Funds. Our mutual success is foremost on our minds each and every workday.

 God Bless!

 /s/ Foster Friess

 Foster Friess
 President

 April 7, 1998

HIGHLIGHTS . . .

COMMUNICATIONS
With sales figures tripling from many of its top 20 customers like Home Depot, and new relationships with such well known companies as GTE, GENERAL CABLE CORPORATION penetrates both international and domestic markets. Your company manufactures and markets its wire and cable products to retailers, OEMs (original equipment manufacturers) and distributors.

Canadian sales are up 40 percent, and upcoming acquisitions in Europe and Mexico help strengthen General Cable's international presence.

According to CEO Steve Rabinowitz, these increased sales result from your company's "Power of One" strategy which provides a one stop shopping solution for its customers.

Key to this strategy is the fact that General Cable offers more products than any other cable manufacturer or distributor and provides extraordinary customer service in education about the products (which is unusual for a commodity business like cable distribution). As management learns more about the manufacturing process and its customers' needs, they find ways to further cut costs.

Last quarter, earnings were $.62, bringing the year to $2.24. Analysts expect to see growth of 31 percent in earnings for the March quarter, to $.51 from $.39 last year.

Purchased for you in August, your shares are up 46 percent to $45.

DEPARTMENT STORES
Does purchasing groceries, apparel, home electronics, garden equipment, and sporting goods all in one store seem unlikely? Not if you live in the western U.S. and shop at one of FRED MEYER INC.' s 110 "multidepartment" stores. With sales in the recent January quarter up 88 percent, it seems these super-stores have popular appeal.

Fred Meyer recently acquired Ralph's Supermarkets, a supermarket chain based in Southern California, and Quality Food Centers, a grocery chain in the Pacific Northwest, making it the 4th largest supermarket operator in the nation.

CFO Dave Jessick says those acquisitions are now complete and analysts expect they will create a doubling in sales. Revenues in calendar year '98 should eclipse $15 billion. Additionally, your company will save approximately $100 million in calendar '98 and an additional $100 million in calendar '99 following these mergers.

Your company recently beat Wall Street expectations by 5 cents when it reported earnings for the January quarter of $.56, with same store sales rising over 10 percent. Analysts predict earnings will be $.31 next quarter, a gain of 30 percent.

Rising 107 percent since purchase in May at $22, your shares sell today at $46.

HOME/OFFICE & RELATED
Quality has always been associated with the MAYTAG CORP. name. You've likely seen the Maytag repairman advertised as the loneliest guy in the business, never receiving calls for repair visits.

Your company is the third largest manufacturer of large appliances in the U.S., best known for its high and mid-range washing, cooking and cleaning machines with respected brands such as Maytag, Jenn-Air, Magic Chef, and Hoover.

New Maytag washers and the nationally top-selling Hoover vacuum cleaners, as well as an expanded relationship with Sears, are driving revenue and earnings growth.

Earnings jumped 50 percent the most recent quarter from $.36 to $.54 on revenues of $945 million. Earnings in 1997 were up 37 percent from 1996.

Maytag's new Neptune line features a high-end machine using less water and energy than the competitor's products, while laundering clothes as effectively as is they were dry cleaned. Trade checks confirm that members of some police forces are comfortable washing their uniforms in the Neptune instead of having them professionally cleaned.

In conversations with Leonard Hadley, Chairman and CEO, we learned factories are now organized to maximize production efficiency. Overall, the emphasis is placed on delivering the higher-margin, premium-priced products that consistently beat the competition.

Purchased in September, your shares have shot up 50 percent to $48.

SPECIALTY RETAILING
Looking for household items, but don't want to pay a lot? Then head to PIER 1 IMPORTS, INC. Known for its quality merchandise including furniture, rugs, dinnerware, glassware, cutlery, ceramics, lamps and everything else you could want to furnish a house, your company's 700 stores nationwide are enjoying a resurgence in sales in recent years resulting from a successful move upscale from its traditional rattan goods.

This remerchandizing and remodeling program has contributed to Pier 1's healthy sales growth, according to CEO Clarke Johnson. Revenues were up 16 percent in the November quarter to $263 million, and were up 12 percent during the previous two quarters of fiscal '98.

Earnings soared 53 percent in November from $.15 to $.23, and analysts expect the company to finish the '98 fiscal year with 34 percent earnings growth.

Importing the majority of its merchandise from Asia, your company benefits from the currently favorable Asian exchange rates. In turn, Pier 1's profits are rising without raising prices to its customers. Surprising the Street, your company's same store sales growth has beaten expectations over the last few years at a rate exceeding all other retailers!
                          ---

Purchased at $20 in October, your shares are up 39 percent to $27.

After SAFEWAY INC. acquired Vons Supermarkets (a 316-unit grocery store chain in Southern California), many of our contacts around the country began noticing positive changes at local Vons stores in the quality of merchandise, selection and service. The remodeled Vons were larger, and included a pharmacy, bakery, and floral shop, with more and more customers shopping there.

Visits to competitor stores showed the new Safeway/Vons to be better merchandised, particularly in meats and produce, with an overall superior, customer-friendly layout.

After meeting with Chief Financial Officer Julian Day and Senior VP Finance Melissa Plaisance, and touring a San Francisco Safeway store, we decided to buy the stock for your Brandywine portfolio.

Safeway is the second largest food and drug retailer in the U.S. operating 1,368 food stores in 12 western states and five Canadian provinces. Your company builds new stores and remodels older stores on a larger scale to accommodate a wider selection of food and drug products for its consumers. This, coupled with a focus on its private label "Select" brands, contributes to its increased market share, strong same store sales, and accelerating earnings.

The December quarter saw earnings climb 34 percent from $.32 to $.43. Revenues were up 42 percent.

Since purchase at $30 in December, your shares rose 24 percent to $37.

 FUND DIRECTOR . . .
 Baron Stig Ramel met Foster Friess in 1972. Two years later, as the Executive Director of The Nobel Foundation of Stockholm, Sweden, Ramel entrusted the infant Friess Associates with $1 million of the Foundation's assets. Its first dollar invested is now worth $120.

 Throughout his distinguished career in international finance and investment, Ramel served as chairman or director of more than twenty prestigious Swedish and international financial and industrial companies such as Volvo, Swedish Ford, Indusvarden, and PLM, as well as many philanthropies.

 Early in his career, Stig was aide to Crown Prince Carl Gustaf, who is the current king. We are so grateful to have his insights on the Brandywine Blue board.

 The Nobel Foundation was established in 1900 by Swedish industrialist and inventor of dynamite Alfred Bernhard Nobel and is today led by Ramel's successor Micha Sohlman. The Foundation bestows the most prestigious prizes in the world; Nobel Laureates are recognized each year for promoting international peace, and for achievements in economics, physics, chemistry, medicine, and literature.

 Stig is one of those energizing, inspiring people who doesn't have the word "retirement" in his vocabulary. After his incredible twenty year stint as head of the Nobel Foundation, where he helped orchestrate a 175 percent increase in the prize due to his astute investing and management, he then headed the Swedish government's distribution of 27 billion Swedish krona in pension funds that had been built up to be distributed in the private sector.

 When that mission was completed, he leapt into the authoring of personal memoirs entitled, The Boy in the Door, which instantly became a Swedish bestseller. Likewise, his more recent book on G.M. Armfelt, the George Washington of Finland, has been equally successful and will soon be available in Finnish. Stig travels around Sweden lecturing and educating the importance of this man in the history of the region.

 Stig was born into a family occupying the Hviderup estate in southern Sweden for 300 years and is thrilled that one of his sons has recently acquired and begun renovations on the property after decades out of family possession. Ramel pursued law and economics in his studies and entered the Swedish Foreign Service in 1953, serving in Paris and then in Washington until 1960.

 Returning home, Ramel became the head of the section for Maritime and Atomic Energy Affairs and then the Council for Information about Sweden abroad. Later, he directed the Swedish Export Council.

 Stig and Ann Marie, a gourmet cook and cookbook author, have been married since 1953. His enthusiasm for his four children and three grandchildren challenges that of most family-oriented men.

 His energy level is reflected by intense sporting interests like orienteering, common in Sweden, where, with a map and compass, you make a cross country road-rally navigating through brush instead of roads. It's an arduous sport requiring deft maneuvering of the forest environment.

 Unless there is a severe snowstorm, Stig is seen peddling his bike to and from work, explaining why no one believes he is over 70 years old. On cold winter weekends, his skates carve flawless patterns in the thick ice that encases the Stockholm Archipelago.

 -Adam Rieger

 BARBARA . . .
 In June, Barbara Shea will mark 12 years at Friess Associates, and as one of the most tenured of your team, she's seen remarkable change during her time here. Joining Susan Morgan's solo operation on the trading desk, Barbara came from Penn Mutual Life Insurance in Philadelphia. In 1986, Barbara and Susan handled all trades and all settlements without the benefits of the fully computerized setup we have in place today. They pushed a lot of paper!

 Barbara reflects on the summer of 1990 when Foster decided to increase cash levels following the Iraqi invasion of Kuwait. "Susan and I sat amidst piles of paper, working 14 and 15 hour days to get all the trades allocated and settled properly. We'd make numerous trades by phone, but had to manually record them for each client separately. It was quite a challenge!" From those days, she and Susan have been rightfully dubbed as "adeptly tackling the tasks it would take five to do!"

 Today's technology adds to Barbara's, as well as the entire trading team's, ability to execute trades more efficiently. Handling $13 billion demands top-notch equipment and software.

 In the last year or so, various programs have been added, like Instinet, where an order is simply typed into the computer, the trade is processed, and the execution is sent back via computer. POSIT is a "matching system" where the traders enter stocks they want to buy or sell and five times a day a list is run indicating other buyers and sellers of that same stock. The program "matches" the two and the trade is completed.

 Barbara's years here yield a unique perspective. She came on board when there was just $300 million under management and 12 teammates.

 Enter the trading room, and you witness the pulse of the organization. Barbara and your six other traders field calls from various brokerage houses across the country, receiving information on stocks, opinion changes, earnings releases, and lists of what's available for purchase and sale. "This kind of activity ensures there's never a dull moment in my workday," Barbara exclaims.

 Trading for research team leader Andy Graves, Barbara secured solid positions in such holdings as Fiserv, Fred Meyer, and Rite Aid at average costs of $41, $22, and $23, which have since risen 53, 107, and 51 percent. "Her years of experience have garnered sound relationships with key brokers on the Street, which augment Barbara's knack for knowing where to turn, and when, for the best price possible," Andy relates.

 While Barbara is valued for her sharp sense on the trading desk, she is also highly regarded for her upbeat, cheerful, and positive attitude. Fellow Friess veteran, Lynda Campbell echoes this praise. "Barbara is a genuine spark of light, inspiring everyone with her infectious laughter and great sense of humor. Her keen wit and her spirit, combined with a true sense of caring for all of us, shines through!" Chief among her hobbies of traveling, music, tennis, and water aerobics is decorating her new home. A job Barbara really enjoys!

 - Rebecca Buswell

 ANDY . . .
 Senior researcher and team leader Andy Graves moved to our Jackson headquarters in 1993 from the Delaware office where he started at Friess in May of '91. Attending an investor conference as an analyst for the Perritt Capital Growth Fund, a small cap growth fund, Andy met Bill D'Alonzo and Carl Gates who lured him away from Chicago to come back east and put his research skills to work at Friess Associates.

 "We noticed Andy in the same meetings, investigating the same stocks, and asking the same kinds of questions we were, and knew he was someone who could add a lot to our research effort. And what a great find he has been!" Bill D'Alonzo compliments Andy's savvy stock-picking ability. "Andy has a great nose for stocks, he knows what questions to ask and how to probe to get to the meat of the issue affecting a company's performance. His 'can-do' attitude means he will tackle whatever is thrown his way. He's a real team player."

 Andy's background as a financial analyst and writer at the famed Morningstar organization, as well as his stint as managing editor of the financial newsletters Investment Horizons and The Mutual Fund Letter, give him a particular perspective which was quickly recognized and utilized in our research strategy.

 Some of Andy's big winners include Cisco Systems, Tellabs, Liz Claiborne, and Gap, which since the beginning of last year have realized more than $17 million from purchase to sale.

 While our researchers are generalists, Andy concentrates primarily on retail, apparel, networking, telecommunications equipment, and restaurant companies. "Through our intensive research strategy which focuses on getting to know the managements of not only our target company, but also its customers, competitors, and suppliers, I've been fortunate to forge relationships with many executives in these industries," Andy explains. "Their input is invaluable to our investigation of what companies will be solid holdings for our shareholders."

 Paul Charron, CEO of Liz Claiborne, is one of Andy's close contacts and was eager to share some remarks about his experience working with Andy. "In talking with him, it is clear Andy has done his research and knows what questions to ask. He can leave a 20 minute conversation with all the information he needs to remain an intelligent investor. I've always been impressed with how hard he works to understand the dynamics of this business rather than just looking at it as a number on a sheet."

 Paul emphasized that Andy's low-key but intense personality, and friendly, supportive attitude, is integral to sustaining their positive relationship.

 Andy spent much of his childhood in Williamsburg, Virginia, before heading to New Hampshire for high school to attend Phillips Exeter Academy where he graduated with honors in 1984. He then went on to earn a BA in Economics at Davidson College in Davidson, North Carolina. His parents now live in Wilmington, Delaware, so a trip to see them also usually means a visit to the Delaware office for a few days' work.

 Living in Jackson, Andy can enjoy the outdoor sports he loves -- golf, hiking, running and skiing. Another favorite pastime of Andy's is vacationing abroad. He's traveled to Europe, Australia, the Caribbean, Canada and Mexico all within the last five years.

 - Rebecca Buswell

 GROWING YOUR FUND . . .
 The performance of your Fund depends on bright, talented people who work at the companies in which you are invested. Because your stake in Borders Group has added $3 million of gains to your holdings, we are featuring an employee at a Borders bookstore this quarter.

 While sometimes money managers get credit for the increases in a portfolio, we always must be cognizant that the ultimate success is dependent on the people running the companies. Without them, there is no success.

 Millions of people each day commit their lives to make our American system work. By recognizing Henry, we acknowledge the importance of each and every worker that has created the values that now reside in your portfolio.

 Henry Torrie is the periodicals clerk at the Borders bookstore in Wilmington, Delaware. "I run my own newsstand with the advantage that I have Borders behind me. Our corporate buyers have the foresight and experience to know what is going to be hot and to make sure we order sufficient copies."

 While Henry carries 800 magazines and periodicals which are available at all Borders stores, he also has the freedom to order hundreds of additional titles based on his knowledge of what his customers want. Henry's large in-store newsstand reflects a wide range of special interests, offering two magazines devoted to collecting Beanie Babies, one on hooking rugs, and others for train buffs, woodworkers, and on and on.

 His own current favorite is the Fortean Times. Charles Fort was an eccentric American writer and collector of anomalies. The pages of this magazine are filled with accounts of extraordinary events and possible explanations for them, a combination of science and silliness.

 Henry graduated from Temple University in Philadelphia with a degree in Anthropology, a great background for a job that certainly requires studying the diverse social and cultural orientations of the surrounding community.

 Stephen Geist, Henry's boss, says, "We hire intelligent, friendly people and we encourage them to be individuals. No uniforms, no cookie-cutter clerks. Because it is a great place to work, we are able to attract well-educated staff members like Henry. Henry is open to new ideas and that keeps his newsstand fresh and exciting. Just the way we want it to be!"

 Borders encourages browsing, offers coffee and desserts, and even features lectures, concerts, and workshops. With the "welcome mat" always out, Borders has become more than a megabookstore. It is a destination where people can relax and enjoy themselves. Henry always makes sure his newsstand looks inviting.

 Away from work, Henry studies Buddhist teachings and works with a Tibetan monk translating teachings into English. He has a special girlfriend and plans to be married next year.

 - Margaret Barton

 TOP TEN . . .
 There were many changes to your Top Ten industries this quarter as seven new categories joined the group. Computers & Related, Apparel & Shoes, Communications, and Transportation & Related all saw purchases to once again bring them into the Top Ten, while Networking, Building & Related, and Computer Systems were industries re-entering your portfolio this quarter.

 Leaving the Top Ten were Oil/Gas Field Services, Pharmaceuticals, Department Stores, Leisure & Entertainment, Distribution, and Insurance to make room for the new groups.

 Computers & Related fills the number two slot with 5.5 percent. Large positions in Bay Networks as well as Computer Sciences Corp., already up $385,000, and a gain of $350,000 in Premiere Technologies, helped fuel this group's growth.

 You added many Financial/Business Services companies this quarter to bring this group to the top spot at 11.8 percent compared to 7.1 percent in December. Large positions in Dime Bancorp and ContiFinancial Corporation were secured, which together have gained more than $360,000. You also saw Capital One Financial increase more than $2.2 million and Fiserv rise nearly $1 million to grow this sector.

 Jones Apparel Group, Liz Claiborne and Tommy Hilfiger are once again part of your portfolio, bringing Apparel & Shoes to number four. They have gained almost $475,000 since purchase.

TOP TEN INDUSTRY GROUPS

Cash                         (40.4%)
Financial/Business Services  (11.8%)
Computers & Related           (5.5%)
Specialty Retailing           (5.1%)
Apparel & Shoes               (5.0%)
Software                      (4.4%)
Communications                (3.7%)
Transportation & Related      (2.9%)
Networking                    (2.8%)
Building & Related            (2.6%)
Computer Systems              (1.9%)
All Others                   (13.9%)

ON THE CUTTING EDGE . . .
During the process of our investment research we often find remarkable developments, but the companies involved may not always meet our investment criteria. Their achievements are impressive nonetheless, and we thought you'd like to hear about them.

IMPROVED DRUG DELIVERY FOR ASTHMATICS
While vastly improved asthma drugs have been introduced in recent years, most must still be breathed in through small devices called metered-dose inhalers
(MDIs) that are tricky to use. Patients must coordinate their breathing with the pumping action -- a technique that 70 percent of asthmatics fail to master -- to ensure the right dosage. Aradigm Corp. has a smart alternative -
- an MDI with a built-in microprocessor, SmartMist. This device uses red and green indicator lights to guide a patient's breathing and dispenses the drug automatically once it senses the desired flow rate is reached. It also stores data on the patient's dosage and inhalation patterns, which can be downloaded by physicians to monitor treatment.

CLOSING THE GAP
Doctors use sutures and staples to close internal surgical wounds, but these products do not always seal leaks, especially with wounds near tissues under pressure such as lungs, spinal cord, and brain. Leaking wounds can lead to longer hospital stays, pain, and infection. Focal, Inc. makes liquid surgical sealants that are applied after a wound has been closed. About to be sold in Europe and now in trials in the U.S., the company's FocalSeal-L lung surgery sealant may revolutionize recovery from lung surgery. In the container, the water-based sealant is a thick liquid, but when exposed to light it quickly solidifies. The sealant stays flexible so that it can stretch with the tissue, and it is absorbed by the body after the wound heals.

CATARACT BREAKTHROUGH POSSIBLE
Surgical methods have improved dramatically, but conventional surgery remains difficult and expensive, big drawbacks for what has become the most frequent operation for people over 60. Optex Opthalmologics, Inc. has developed a technique called Catarex that requires far less surgical skill than conventional methods. Not yet in clinical trials, the method uses a specially designed spinning blade that draws the clouded lens nucleus toward it so that it can be chopped up and removed. Because Catarex can be done through a tiny hole in the lens capsule, it opens up the possibility of replacing the lens with an injectable, gel-like substance instead of a rigid plastic contact lens. A soft and pliable lens could more closely mimic the eye's natural function. Cataract patients would no longer need to wear special glasses for reading.

THE TRANSISTOR TURNS FIFTY
The basic building block of all modern electronics was invented fifty years ago at Bell Telephone Laboratories on December 16, 1947. The transistor replaced vacuum tubes and serves as a switch that turns electrical current on and off and a device that can make signals, like a voice on the telephone, louder or softer. Without this gizmo there would be no electronic age. We would still be in the time when most important machines overheated, clanked, groaned, wobbled, and hissed. The strangest aspect of this indispensable and universal device is that you will never see it. It is too small!

CAPITAL GAINS UPDATE . . .
Planning your taxes? While the distribution for '98 is still six months away, we know some of you appreciate receiving the most current information on what we expect. As of March 31, 1998, the approximate amounts were:
                                     -----------
   $.20 ordinary income
   $.98 in long term capital gains
   $.68 in short term capital gains (treated as ordinary income)
   ----
  $1.86 total potential distribution per share as of 3/31/98

There remain net unrealized gains of $1.66.
                 --
ALL IS NOT ROSES . . .
During the quarter, ten of your stocks declined by more than $500,000 apiece. Some of those stocks dipped because they were sold prior to the market's strength that occurred later in the quarter. The good news is that twice as many went up by more than $500,000.

Nordstrom dropped back after fears over lower same store sales for December and January. The potential impact lower oil prices would have on new business psychologically affected EVI Inc. and McDermott International. And, when the price of oil fell from $19 to $13, Street analysts became concerned, causing
J. Ray McDermott and Veritas DGC to decline.

Xilinx, Altera Corp., and Lowe's Companies were other backtrackers. It took just three of your strong stocks to offset all ten of your decliners.

Best Buy Co. was your top gainer, leaping $8.6 million. Capitol One Financial increased $2.3 million as a strong economy is keeping interest rates low and consumers are reporting fewer delinquencies, so credit card companies' charge offs for bad debts have decreased. Gap, fueled by stronger-than-expected same store sales in January and February, was your third best with a $1.3 million increase.

Other big gainers, over $1 million each, were Steris Corp. Family Dollar Stores, Safeway, Electronics Arts, and Royal Caribbean Cruises.

Smaller gains, yet in excess of $750,000, were achieved by Fiserv, Sterling Software, Apple Computer, Symantec Corp., Pier 1 Imports, and B.F. Goodrich.

BRANDYWINE BLUE FUND, INC.
STATEMENT OF NET ASSETS
March 31, 1998
(Unaudited)

                                                       QUOTED
                                                       MARKET
SHARES                                       COST      VALUE
------                                       ----      ------

LONG-TERM INVESTMENTS - 59.6% (A)<F3>
COMMON STOCKS - 59.3% (A)<F3>

      APPAREL & SHOES  - 5.0%
165,900  Fruit of the Loom, Inc.*<F2>  $5,478,097     $5,080,687
58,500   Intimate Brands, Inc.          1,177,133      1,583,185
110,300  Jones Apparel Group, Inc.*<F2> 5,871,234      6,073,449
150,000  Liz Claiborne, Inc.            7,258,067      7,481,250
24,700   Payless ShoeSource, Inc.*<F2>  1,494,190      1,858,675
53,500   Tommy Hilfiger Corporation*<F2>3,165,335      3,213,371
75,000   The Warnaco Group, Inc.        2,109,235      2,943,750
                                      -----------    -----------
       ...............                 26,553,291     28,234,367

THIS SECTOR IS 6.3% ABOVE YOUR FUND'S COST.

      AUTOMOTIVE & RELATED - 0.4%
40,000  Federal-Mogul Corp.             1,140,125      2,127,520

THIS SECTOR IS 86.6% ABOVE YOUR FUND'S COST.

      BUILDING & RELATED - 2.6%
241,100 Centex Corporation              8,803,138      9,191,937
159,200 Lennar Corporation              5,092,018      5,482,530
                                      -----------    -----------
       ...............                 13,895,156     14,674,467

THIS SECTOR IS 5.6% ABOVE YOUR FUND'S COST.

      COMMUNICATIONS - 3.7%
 92,600 Essex International, Inc.*<F2>  3,705,031      3,657,700
 20,000 General Cable Corporation         620,000        907,500
109,000 Nokia Corp. "A" ADR            11,444,671     11,765,242
185,000 Xylan Corporation*<F2>          4,340,002      4,509,375
                                      -----------    -----------
       ...............                 20,109,704     20,839,817

THIS SECTOR IS 3.6% ABOVE YOUR FUND'S COST.

      COMPUTERS & RELATED - 5.5%
410,500 Bay Networks, Inc.*<F2>        11,314,892     11,134,813
338,100 Computer Sciences Corp.*<F2>   18,209,765     18,595,500
 50,000 Premiere Technologies,
          Inc.*<F2>                     1,206,250      1,731,250
                                     ------------    -----------
       ...............                 30,730,907     31,461,563

THIS SECTOR IS 2.4% ABOVE YOUR FUND'S COST.

      COMPUTER SYSTEMS - 1.9%
398,800 Apple Computer, Inc.*<F2>      10,089,612     10,967,000

THIS SECTOR IS 8.7% ABOVE YOUR FUND'S COST.

      DEPARTMENT STORES - 1.1%
106,200 Family Dollar Stores, Inc.      1,425,984      4,035,600
 53,600 Fred Meyer, Inc.*<F2>           1,195,781      2,475,677
                                     ------------    -----------
       ...............                  2,621,765      6,511,277

THIS SECTOR IS 148.4% ABOVE YOUR FUND'S COST.

      DISTRIBUTION - 1.1%
 34,800 CellStar Corporation.*<F2>      1,293,582      1,113,600
128,700 Tech Data Corp.*<F2>            5,717,726      4,954,950
                                     ------------    -----------
       ...............                  7,011,308      6,068,550

THIS SECTOR IS 13.4% BELOW YOUR FUND'S COST.

      FABRIC/TEXTILES - 0.3%
 50,000 Unifi, Inc.                     1,596,750      1,862,500

THIS SECTOR IS 16.6% ABOVE YOUR FUND'S COST.

      FINANCIAL/BUSINESS SERVICES - 11.8%
166,600 AccuStaff Incorporated*<F2>     5,548,717      5,747,700
 75,000 AMRESCO, Inc.*<F2>              2,163,461      2,456,250
 65,000 Avis Rent A Car, Inc.*<F2>      2,219,168      2,108,470
 91,500 Capital One Financial Corp.     4,241,380      7,217,063
 73,700 CMAC Investment
        Corporation                     4,965,611      4,919,475
100,000 ContiFinancial
          Corporation*<F2>              2,731,000      3,050,000
203,200 Dime Bancorp, Inc.              6,057,952      6,108,802
 66,600 Finova Group, Inc.              3,132,246      3,921,075
 59,600 First Union Corporation
          (N.C.)                        2,896,868      3,382,300
 66,000 Fiserv, Inc.*<F2>               2,735,798      4,182,750
554,800 WorldCom, Inc.*<F2>            24,225,736     23,891,352
                                     ------------    -----------
       ...............                 60,917,937     66,985,237

THIS SECTOR IS 10.0% ABOVE YOUR FUND'S COST.

      FOOD/RESTAURANTS - 0.5%
 55,000 CKE Restaurants, Inc.           1,988,070      2,021,250
 90,000 Food Lion, Inc. CL B              980,000        987,210
                                     ------------    -----------
       ...............                  2,968,070      3,008,460

THIS SECTOR IS 1.4% ABOVE YOUR FUND'S COST.

      HEALTHCARE & RELATED - 1.9%
 75,000 Columbia/HCA
          Healthcare Corp.              2,383,113      2,418,750
160,000 HEALTHSOUTH Corp.*<F2>          4,238,686      4,490,080
100,000 Integrated Health
        Services, Inc.                  3,904,810      3,931,300
                                     ------------    -----------
       ...............                 10,526,609     10,840,130

THIS SECTOR IS 3.0% ABOVE YOUR FUND'S COST.

      HOME/OFFICE & RELATED - 0.8%
 35,900 Furniture Brands
        International, Inc.*<F2>          901,844      1,155,549
  9,000 Knoll, Inc.*<F2>                  330,165        347,067
 30,000 Maytag Corp.                      956,844      1,434,390
 40,200 Herman Miller, Inc.               853,302      1,347,946
                                     ------------    -----------
       ...............                  3,042,155      4,284,952

THIS SECTOR IS 40.9% ABOVE YOUR FUND'S COST.

      INSURANCE - 1.7%
 75,000 Century Business
          Services, Inc.*<F2>           1,330,095      1,326,600
150,000 Conseco, Inc.                   7,807,695      8,493,750
                                     ------------    -----------
       ...............                  9,137,790      9,820,350

THIS SECTOR IS 7.5% ABOVE YOUR FUND'S COST.

      LEISURE & ENTERTAINMENT - 1.7%
 43,100 Carnival Corporation            2,289,028      3,006,225
100,000 Midway Games Inc.*<F2>          2,349,570      2,293,800
 59,000 Royal Caribbean
        Cruises Ltd.                    2,424,452      4,133,717
                                     ------------    -----------
       ...............                  7,063,050      9,433,742

THIS SECTOR IS 33.6% ABOVE YOUR FUND'S COST.

      NETWORKING - 2.8%
180,000 3Com Corp.*<F2>                 6,591,531      6,468,840
256,200 Ascend Communications,
        Inc.*<F2>                       9,309,835      9,703,575
                                     ------------    -----------
       ...............                 15,901,366     16,172,415

THIS SECTOR IS 1.7% ABOVE YOUR FUND'S COST.

      OIL/GAS FIELD SERVICES - 1.6%
 83,700 Halliburton Company             4,379,988      4,200,736
 34,100 J. Ray McDermott, S.A.*<F2>       920,775      1,436,462
 19,500 McDermott International,
          Inc.                            812,432        805,604
 95,000 Noble Drilling
        Corporation*<F2>                2,938,757      2,903,485
                                     ------------    -----------
       ...............                  9,051,952      9,346,287

THIS SECTOR IS 3.3% ABOVE YOUR FUND'S COST.

      SEMICONDUCTOR & RELATED - 1.8%
112,500 Altera Corporation*<F2>         4,836,444      4,246,875
170,600 Integrated Device Technology,
          Inc.*<F2>                     2,491,190      2,399,148
100,000 Xilinx, Inc.*<F2>               4,419,538      3,743,800
                                     ------------    -----------
       ...............                 11,747,172     10,389,823

THIS SECTOR IS 11.6% BELOW YOUR FUND'S COST.

      SOFTWARE - 4.4%
 17,300 Citrix Systems, Inc.*<F2>         680,982        937,452
 70,000 Cognos Inc.*<F2>                2,024,687      1,973,160
115,000 Computer Associates
         International, Inc.            6,399,907      6,641,250
116,300 Electronic Arts Inc.*<F2>       2,890,218      5,458,889
 59,100 Sterling Software, Inc.*<F2>    1,739,917      3,339,150
 83,300 Structural Dynamics
          Research Corp.*<F2>           2,003,485      2,072,088
167,600 Symantec Corp.*<F2>             2,791,582      4,514,809
                                     ------------    -----------
       ...............                 18,530,778     24,936,798

THIS SECTOR IS 34.6% ABOVE YOUR FUND'S COST.

      SPECIALTY RETAILING - 5.1%
190,000 Borders Group, Inc.*<F2>        3,414,357      6,471,970
 25,000 Brylane, Inc.*<F2>              1,150,000      1,401,575
 75,000 Casey's General Stores,
          Inc.                          1,190,625      1,200,000
100,000 Claire's Stores, Inc.           2,222,020      2,293,800
170,000 Pier 1 Imports, Inc.            3,328,634      4,611,250
101,000 Rite Aid Corp.                  2,225,975      3,459,250
202,200 Safeway Inc.*<F2>               6,040,725      7,468,863
 77,100 Staples, Inc.*<F2>              1,136,423      1,787,795
                                     ------------    -----------
       ...............                 20,708,759     28,694,503

THIS SECTOR IS 38.6% ABOVE YOUR FUND'S COST.

      TRANSPORTATION & RELATED - 2.9%
 85,000 ASA Holdings, Inc.              3,102,502      3,129,105
100,000 Continental Airlines,
           Inc. Cl B*<F2>               5,909,880      5,881,300
175,000 Kansas City Southern
        Industries, Inc.                7,780,768      7,700,000
                                     ------------    -----------
       ...............                 16,793,150     16,710,405

THIS SECTOR IS 0.5% BELOW YOUR FUND'S COST.

      MISCELLANEOUS - 0.7%
 79,400 The B.F. Goodrich
        Company                         3,285,205      4,054,402

THIS SECTOR IS 23.4% ABOVE YOUR FUND'S COST.
                                     ------------    -----------
      Total common stocks             303,422,611    337,424,565

REITS - 0.3% (A)<F3>
 50,000 Glenborough Realty
        Trust, Inc.                     1,250,000      1,456,250

THIS SECTOR IS 16.5% ABOVE YOUR FUND'S COST.
                                     ------------    -----------
      Total long-term
        investments ..                304,672,611    338,880,815

SHORT-TERM INVESTMENTS - 46.2% (A)<F3>

      COMMERCIAL PAPER - 45.4%
$25,000,000 Baker Hughes Inc.,
      discount of 6.00%;
      due 04/01/98 ...                  25,000,000     25,000,000
25,000,000 General Electric Co.,
      discount of 6.00%;
      due 04/01/98 ...                  25,000,000     25,000,000
25,000,000 Merrill Lynch & Co., Inc.,
      discount of 5.87%;
      due 04/02/98 ...                  24,995,924     24,995,924
23,000,000 Ford Motor Credit Co.,
      discount of 5.57%;
      due 04/03/98 ...                  22,992,883     22,992,883
15,000,000 Household International,
      Inc.,
      discount of 5.60%;
      due 04/06/98 ...                  14,988,333     14,988,333
$20,000,000 Bell Atlantic Network
      Funding, discount of 5.54%;
      due 04/07/98 ...                  19,981,533     19,981,533
25,000,000 Deere & Co.,
      discount of 5.54%;
      due 04/08/98  ..                  24,973,069     24,973,069
25,000,000 Sears Roebuck Acceptance
      Corp., discount of 5.55%;
      due 04/09/98 ...                  24,969,167     24,969,167
25,000,000 Chrysler Financial Corp.,
      discount of 5.53%;
      due 04/13/98 ...                  24,953,917     24,953,917
25,000,000 American Express Credit
      Corp., discount of 5.53%;
      due 04/15/98 ...                  24,946,236     24,946,236
25,000,000 IBM Credit Corporation,
      discount of 5.52%;
      due 04/17/98 ...                  24,938,667     24,938,667
                                      ------------    -----------
       Total commercial paper          257,739,729    257,739,729

      VARIABLE RATE DEMAND NOTES - 0.8%
$ 4,623,009 General Mills, Inc.           4,623,009      4,623,009
                                      ------------    -----------
      Total short-term
      investments ....                 262,362,738    262,362,738
                                      ------------    -----------
      Total investments               $567,035,349    601,243,553
                                      ------------
                                      ------------
      Liabilities, less cash and
      receivables (5.8%) (A)<F3>                     (33,083,920)
                                                     -----------
       NET ASSETS ....                              $568,159,633
                                                    ------------
                                                    ------------
      Net Asset Value Per Share
      ($0.01 par value 100,000,000
      shares authorized), offering
      and redemption price
      ($568,159,633/20,658,945
      shares outstanding)                                 $27.50
                                                          ------
                                                          ------
  *<F2>Non-income producing security.
  (a)<F3>Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
                      For the Period Ended March 31, 1998
                                  (Unaudited)

INCOME:
   Dividends                                              $1,055,802
   Interest                                                6,264,296
                                                          ----------
      Total income                                         7,320,098
                                                          ----------

EXPENSES:
   Management fees                                         2,990,805
   Registration fees..............................            65,928
   Administrative services........................            51,000
   Printing and postage fees......................            42,907
   Custodian fees.................................            33,759
   Professional fees..............................            19,048
   Transfer agent fees............................             9,794
   Other expenses.................................            10,564
                                                          ----------
      Total expenses                                       3,223,805
                                                          ----------
NET INVESTMENT INCOME                                      4,096,293
                                                          ----------
NET REALIZED GAIN ON INVESTMENTS                          35,711,195
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS   (95,969,198)
                                                          ----------
NET LOSS ON INVESTMENTS                                  (60,258,003)
                                                          ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $(56,161,710)
                                                          ----------
                                                          ----------

             The accompanying notes to financial statements are an
                       integral part of these statements.

                              BRANDYWINE BLUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the Period Ended March 31, 1998 (Unaudited)
                   and For the Year Ended September 30, 1997
                                             1998           1997
                                             ----           ----
OPERATIONS:
Net investment income (loss)            $ 4,096,293    $ (2,154,984)
Net realized gain on investments         35,711,195      97,695,857
Net (decrease) increase in
    unrealized appreciation on
    investments                         (95,969,198)     69,826,600
                                        -----------     -----------
     Net (decrease) increase in
       net assets resulting from
       operations                       (56,161,710)    165,367,473
                                        -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net
    realized gains ($5.085142
    per share)                          (88,287,212)             --
                                        -----------     -----------

FUND SHARE ACTIVITIES:
Proceeds from shares issued
  (6,047,682 and 7,155,367
  shares, respectively)                 169,111,436     205,952,295
Net asset value of shares issued
  in distributions (3,001,160 and
  0 shares, respectively)                81,361,466              --
Cost of shares redeemed
  (5,643,901 and 3,815,950
  shares, respectively)                (155,225,999)   (105,417,172)
                                        -----------     -----------
     Net increase in net assets
       derived from Fund share
       activities                        95,246,903     100,535,123
                                        -----------     -----------
     TOTAL (DECREASE) INCREASE          (49,202,019)    265,902,596

NET ASSETS AT THE BEGINNING OF
  THE PERIOD                            617,361,652     351,459,056
                                        -----------     -----------
NET ASSETS AT THE END OF THE PERIOD
  (INCLUDING UNDISTRIBUTED NET
  INVESTMENT INCOME OF $4,096,293
  AND 0, RESPECTIVELY)                 $568,159,633    $617,361,652
                                        -----------     -----------
                                        -----------     -----------

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                        For the Period
                                        ended March 31,
                                        1998
                                        (Unaudited)                                  Years Ended September 30,
                                        ----------     1997      1996      1995        1994      1993      1992      1991+<F4>
                                                       ----      ----      ----        ----      ----      ----      --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period    $35.78         $25.26    $24.37    $17.18      $19.11    $12.95    $13.09    $10.01
Income from investment operations:
     Net investment income (loss)         0.23          (0.10)(1) (0.05)(1)  0.00        0.04     (0.06)    (0.04)     0.03
                                                             <F5>      <F5>
     Net realized and unrealized
       (loss) gains on investments       (3.42)         10.62      2.05      7.30        0.36      6.22      0.52      3.05
                                        ------         ------    ------    ------      ------    ------    ------    ------
Total from investment operations         (3.19)         10.52      2.00      7.30        0.40      6.16      0.48      3.08
Less distributions:
     Dividend from net investment
       income                               --             --        --        --          --        --     (0.03)       --
     Distributions from net
       realized gains                    (5.09)            --     (1.11)    (0.11)      (2.33)       --     (0.59)       --
                                        ------         ------    ------    ------      ------    ------    ------    ------
Total from distributions                 (5.09)            --     (1.11)    (0.11)      (2.33)       --     (0.62)       --
                                        ------         ------    ------    ------      ------    ------    ------    ------
Net asset value, end of period          $27.50         $35.78    $25.26    $24.37      $17.18    $19.11    $12.95    $13.09
                                        ------         ------    ------    ------      ------    ------    ------    ------
                                        ------         ------    ------    ------      ------    ------    ------    ------
Total Investment Return                  (8.7%)         41.6%      8.9%     42.8%        2.8%     47.6%      4.0%     45.1%*<F6>
Ratios/Supplemental Data:
  Net assets, end of period
    (in 000's $)                       568,160        617,362   351,459   164,943      29,086     6,373     4,270     3,975
  Ratio of expenses (after
    reimbursement) to
    average net assets**<F7>             1.08%*<F6>     1.08%     1.13%     1.31%       1.80%     2.00%     2.00%     1.97%*<F6>
  Ratio of net investment
    income (loss) to average net
    assets***<F8>                         1.4%*<F6>     (0.5%)    (0.4%)    (0.4%)      (0.4%)    (0.6%)    (0.3%)     0.6%*<F6>
  Portfolio turnover rate               279.9%*<F6>    202.1%    196.9%    174.1%      220.3%    144.3%    191.9%    115.3%*<F6>
  Average commission rate
    paid****<F9>                       $0.0579        $0.0593   $0.0599

  + <F4>For the period from January 10, 1991 (commencement of operations) to September 30, 1991.

 (1)<F5>Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  *<F6>Annualized.

 **<F7>Computed after giving effect to adviser's expense limitation undertaking.
If the Fund had paid all of its expenses, the ratio would have been 2.09% and
2.44% for the years ended September 30, 1993 and 1992, respectively, and 3.00%*<F6>
for the period ended September 30, 1991.

***<F8>The ratio of net investment income (loss) prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1993 and 1992 and for the period ended September 30, 1991 would have been (0.7%), (0.7%) and (0.5%)*<F6>, respectively.

****<F9>Disclosure required for fiscal years beginning after September 1, 1995.


The accompanying notes to financial statements are an integral part of these statements.

                           BRANDYWINE BLUE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 March 31, 1998
                                  (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of significant accounting policies of Brandywine Blue Fund, Inc. (the "Fund"), which is registered under the Investment
  Company Act of 1940. The Fund was incorporated under the laws of Maryland on November 13, 1990. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.
   (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date.
   (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.
   (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
   (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
  (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.
  (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.
  (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES
  The Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

(3) DISTRIBUTION TO SHAREHOLDERS
  Net investment income and net realized gains, if any, are distributed to shareholders.

(4) INVESTMENT TRANSACTIONS
  For the period ended March 31, 1998, purchases and proceeds of sales of investment securities (excluding short-term investments) were $542,875,958 and $754,393,170, respectively.

(5) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
  As of March 31, 1998, liabilities of the Fund included the following:

  Payable to brokers for
    investments purchased          $ 32,779,104
  Payable to Adviser for management
    fees                                494,775
  Other liabilities                      87,453

(6) SOURCES OF NET ASSETS
  As of March 31, 1998, the sources of net assets were as follows:

  Fund shares issued and outstanding         $494,393,704
  Net unrealized appreciation
    on investments                             34,208,204
  Undistributed net realized gains
   and losses                                  35,461,432
  Undistributed net investment income           4,096,293
                                             ------------
                                             $568,159,633
                                             ------------
                                             ------------

  Aggregate net unrealized appreciation as of March 31, 1998 consisted of the following:
  Aggregate gross unrealized appreciation    $ 38,512,859
  Aggregate gross unrealized
    depreciation                               (4,304,655)
                                             ------------
  Net unrealized appreciation                $ 34,208,204
                                             ------------
                                             ------------

FUND INFO . . .
If you're looking for the most current insights of your research team about Brandywine Blue, just call (800) 656-3017, and select #4. You'll hear a researcher offering a tidbit or two!

                               BOARD OF DIRECTORS

                                 John E. Burris
                                    Chairman
                               Burris Foods, Inc.
                                Milford, Delaware

                                Foster S. Friess
                                    President
                             Friess Associates, Inc.
                                Jackson, Wyoming

                                   Stig Ramel
                                Former President
                                Nobel Foundation
                                Stockholm, Sweden


(800) 656-3017       P.O. Box 4166, Greenville, DE 19807 bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, INC
Independent Accountants: PRICE WATERHOUSE LLP
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster S. Friess, President and Treasurer; William F. D'Alonzo, Vice President; Carl S. Gates, Vice President; Paul R. Robinson, Vice President; and Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Blue Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Report editor: Rebecca A. Buswell Report Staff: Margaret Barton, Adam Rieger, Paul R. Robinson, Jennifer Weldon